Trade receivables	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Trade receivables
19.	Trade receivables

	As at December 31,
	2019	2020
	RMB’000	RMB’000
Trade receivables	87,236	182,955
Less: provision for impairment	(3,479)	(18,363)

	83,757	164,592

Trade receivables are generally due for settlement within 30 days, except for those of IVD product sales up to 180 days. As at December 31, 2019 and 2020 majority of the trade receivables are aged within one year. The amounts of trade receivables that were past due but not impaired were insignificant to the Group. The expected credit losses of trade receivables and the Group’s exposure to credit risk are disclosed in Note 3.1(b).